Exhibit 10.48

                                FINDERS AGREEMENT

        This Finders Agreement (the "AGREEMENT") is made and entered into as of the effective date below between TSET, INC., a Nevada corporation and /S/ JOHN
S. BOWLES (hereinafter collectively referred to as the "FINDER").


                                    RECITALS

        TSET is interested in being introduced by Finder to prospective Investors for the purpose of soliciting investments in the company. For such service, TSET is willing to compensate Finder, subject to the covenants, conditions and limitations set forth in this Agreement.

        Finder is willing to provide the services contemplated by and in accordance with the covenants, conditions and limitations of this Agreement.


                                    AGREEMENT

        In consideration of the foregoing recitals, the mutual covenants hereinafter provided, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound and equitably bound, hereby agree as follows:

I.      DEFINITIONS.

        For purposes of this Agreement, the following terms shall have the following meanings:

        1. TSET shall mean TSET, Inc. and its subsidiaries.

        2. ACT shall mean the Investment Advisers Act of 1940, as amended;

        3. APPLICABLE LAW shall mean and include any law enacted by the Congress of the United States (including, without limitations, the Act), by any legislature of any of the states comprising the United States of America, by any parliament, congress or legislature of any country, province or state outside of the United States of America.

        4. AUTHORIZED FINDER INVESTOR shall have the meaning ascribed thereto in paragraph 2 below;

        5. FINDERS FEE shall have the meaning ascribed thereto in paragraph 3 below;

        6. PERSON shall mean and include any individual, partnership, limited liability company, corporation, trust or other entity;

        7. INVESTOR shall mean Person whom shall make an investment into TSET by any form including debt or equity.


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        8.  REGULATOR  shall  mean  and  include  the  Securities  and  Exchange
Commission, or any agency which regulates the purchase and sale of securities within one of the states of the United States of America, and any similar governmental agency of any country, province or state outside of the United States.

II.     SCOPE AND LIMITATIONS OF ENGAGEMENT.

        1. FINDERS AUTHORIZATION TO INTRODUCE TSET TO PROSPECTIVE AUTHORIZED FINDER INVESTORS. TSET hereby appoints Finder and Finder hereby accepts such appointment, on a non-exclusive basis, to contact and introduce TSET to Persons believed by Finder to be Authorized Finder Investors that may provide debt and/or equity based financing to TSET upon terms and conditions agreeable to TSET. Finder shall not contact or otherwise initiate any effort to contact, directly or indirectly, any Person for the purpose of making an introduction on behalf of the TSET without the express written consent of the TSET. Following execution of this Agreement, and periodically thereafter, Finder shall inform TSET of Persons believed by Finder to be prospective Authorized Finder Investors whom Finder desires to introduce to TSET.

By execution of this Agreement, all Persons in Attachment A are authorized by TSET as Authorized Finder Investors. TSET shall in good faith notify Finder in writing whether any Authorized Finder Investor proposed to be contracted or introduced by Finder to TSET hereunder has previously been contacted by, or previously introduced to, TSET, in which case such proposed Authorized Finder Investor shall be excluded from the list of approved Persons in Attachment A. In connection with the execution of this Agreement and for purposes of establishing the compensation payable to Finder hereunder, Finder shall designate those Persons that are to be deemed Authorized Finder Investor hereunder. Such designation shall be a condition of acceptance of those Persons listed in Attachment A.

        2. AVOIDING DISPUTES REGARDING FINDERS RIGHTS. If, for any reason, as to any specific prospective investor, Finder fails to strictly comply with the procedure described in this section 2 or fails to comply with any other provision of this Agreement, Finder shall have no rights to compensation pursuant to paragraph 3 with regard to such prospective investor.

        3. FINDERS FUNCTIONS LIMITED. The sole function of Finder shall be to provide impersonal advisory services by bringing together Authorized Finder Investors and TSET. Finder shall not, in any manner, offer or sell any investment in TSET. Finder shall provide such assistance as TSET may request from time to time regarding the structure, evaluation, negotiation of definitive terms of investment proposed by an Authorized Finder Investor. The parties understanding that final approval of all such terms shall be the sole responsibility of TSET.

        4. INDEPENDENT STATUS OF FINDER. Finder shall, at all times, be an independent contractor hereunder, rather than a co-venturer, agent, employee, or representative of TSET. Finder shall work independently, without supervision or training by TSET, shall be responsible for Finder's taxes, shall not be required to work on a continuing daily basis or any specific work schedule, and shall not


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be provided with office space or  administrative  support by the TSET. Finder is permitted to engage in other businesses and ventures. Finder shall be solely responsible for complying with all laws, rules, and regulations applicable to its services hereunder.

        5. TSET RETAINS ABSOLUTE DISCRETION. Notwithstanding any other provisions of this Agreement, in accordance with TSET's fiduciary duties, TSET, may, in its sole and absolute discretion, refuse to meet with or admit any prospective investor, and TSET shall be under no obligation to accept as an investor any Authorized Finder Investor.

        6. CONFIDENTIALITY. Finder shall assist TSET in obtaining execution by Authorized Finder Investors of any confidentiality agreements deemed necessary or property by TSET to protect non-public, confidential, or proprietary information.

III.    COMPENSATION.

        1. FINDER'S FEE. TSET shall pay to Finder and Finder shall receive from TSET a Finder's Fee based upon the Total Investment Value by Authorized Finder Investors. Finder's Fee will be calculated according to the following:

               5% of Total Investment Value from $0-$10M
               3% of Total Investment Value above $10M

Compensation will be paid in cash via Finder's wire transfer instructions within 72 hours from receipt of funds. Total Investment Value includes total value of all investments including equity and debt. Finder shall be solely responsible for paying any and all federal, state or local income and other taxes arising out of payment of any compensation to Finder by TSET hereunder.

Any compensation payable to any person other than the consultant in connection with the provision of the Finder's services hereunder shall be paid out of the compensation described in this Section 3, such that such compensation shall be the sole compensation to be paid by TSET in connection therewith.

        2. TRAVEL REIMBURSEMENT. TSET shall reimburse pre-approved travel or other pre-approved expenses incurred by Finder in connection with services to be rendered by Finder pursuant to this Agreement, as expressly agreed in writing by TSET. Pre-approved travel and pre-approved other expenses will be reimbursed within five business days from receipt of expense documentation. Expenses incurred by Finder pursuant to this Agreement shall not exceed an aggregate of $5,000 without TSET's prior written consent.

        3. NON-CIRCUMVENTION. TSET warrants to Finder that TSET shall not seek to circumvent Finder or contact directly any Authorized Finder Investor not excluded by TSET in Attachment A or seek to consummate any investment of any nature without paying to Finder the compensation described in this section 3.



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

IV.     FINDERS WARRANTIES, REPRESENTATIONS AND ADDITIONAL COVENANTS.

        1. FULL AUTHORITY. Finder warrants and represents to TSET that: (i) Finder has the full unrestricted right to enter into this Agreement, (ii) by entering into this Agreement, Finder is not violating or otherwise contravening any agreement to which Finder is bound or any Applicable Law; and (iii) no Person must consent to the execution and performance of this Agreement by Finder.

        2. RECEIPT OF TSET BUSINESS PLAN. Finder acknowledges receipt of the TSET BUSINESS PLAN and represents that Finder ahs carefully reviewed the TSET BUSINESS PLAN as well as public information proved by TSET pursuant to its reporting obligations under the Securities Exchange Act of 1934, as amended, and has been afforded an opportunity to fully inform himself as to the contents thereof.

        3. FRAUD AND BAD ACTS. Finder represents and warrants to TSET that Finder is not now, and convents that Finder shall not in the future be, a Person
(i) subject to an order of any Regulator under Applicable Law, or (ii) convicted within the previous ten (10) years of any felony or misdemeanor involving conduct described Section 203(e)(2)(A)-(D) of the Act or any similar Applicable Law, or (iii) who has been found by any Regulator to have engaged, or been convicted of engaging, in any conduct specified in paragraph (1), (4) or 5 of
Section 203(f) of the Act or of any other similar Applicable Law, or (iv) is subject to an order, judgment or decree described in Section 203(e)(3) of the Act or any similar Applicable Law.

        4. COMPLIANCE WITH ALL LAWS. Finder covenants with TSET that Finder shall comply with all Applicable Laws in connection with the execution and performance of this Agreement.

        5. FULL DISCLOSURE TO TSET. Without limiting any other provision of this Agreement, Finder agrees to fully disclose all activities in which Finder is engaged pursuant to this Agreement and fully, fairly and accurately report the results of all contacts with Authorized Finder Investors.

V.      TERMINATION.

        1. This Agreement may be terminated immediately by TSET, without notice, in the event that Finder commits a material breach of this Agreement, in which event, Finder shall have no further entitlement to compensation hereunder.

        2. In the absence of breach by the Finder, TSET may terminate this Agreement upon ten (10) days prior written notice to Finder. In this event, Finder shall be entitled to all compensation pursuant to Paragraph 3 of this Agreement with regard to investments made by an Authorized Finder Investor, as if this Agreement had not been terminated.

        3. Finder may terminate this Agreement upon ten (10) days prior written notice. In this event, Finder shall be entitled to all compensation pursuant to Paragraph 3 of this Agreement with regard to investments made by an Authorized Finder Investor, as if this Agreement had not been terminated; provided,


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

however, if TSET later determines that Finder committed a material breach of this Agreement prior to such termination, Finder shall have no entitlement to compensation hereunder following the occurrence of such breach.

VI.     MISCELLANEOUS.

        1. BINDING EFFECT AND SURVIVAL OF RIGHTS. This Agreement will benefit and bind the parties and their respective personal representatives, executors, administrators, heirs, legatees, devisees, successors and assigns.

        2. NOTICES. All notices, demands, requests and other communications required or permitted to be given by any provision of this Agreement will be in writing addressed as follows:

          IF TO TSET:            TSET, Inc.
                                 333 South Sate Street, PMB 111
                                 Lake Oswego, OR 97034
                                 503.968.1547
                                 Attn:   Jeffrey D. Wilson, Chairman and Chief
                                         Executive Officer

          IF TO FINDER:          /s/ John S. Bowles
                                 /s/ 3426 D Street, N.W.
                                 /s/ Washington, DC  20007

        Any such notice, demand, request or communication will be deemed to have been given and received for all purposes under this Agreement: (a) on the date of delivery when delivered in person; (b) on the date of transmission when delivered by facsimile transmission (provided such transmission is confirmed by transmission receipt and such notice is promptly confirmed by some other means described herein); and/or (c) the next business day after the same is deposited with a nationally recognized overnight delivery service that guarantees overnight delivery; provided, however, if the days such notice, demand, request or communication will be deemed to have been given and received as aforesaid is not a business day, such notice, demand, request or communication will be deemed to have been given and received on the next business day.

        Any party to this Agreement may change such parties address for the purpose of notice, demands, requests and communications required or permitted under this Agreement by providing written notice of such change of address to all of the parties by written notice as provided herein.

        3. INTERPRETATION. The parties acknowledge to each other than each party has reviewed and participated in the negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are resolved against the drafting party will not be employed in the interpretation of this Agreement.



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

        4. INCORPORATION. The Recitals, all exhibits and schedules attache hereto, or to be attached hereto, and all other agreements and instruments referred to herein are hereby incorporated by reference into this Agreement as fully as if copied herein verbatim.

        5. FURTHER ASSURANCES. The parties further agree that, upon request, they will do such further acts and deeds and will executive, acknowledge, deliver and record such other documents and instruments as may be reasonably necessary from time to time to evidence, confirm or carry out the intent and purpose of this Agreement.

        6. LAWFUL AUTHORITY. If any party executing this Agreement is a corporation or limited liability company, the individual executing on behalf of the corporation or limited liability company hereby personally represents and warrants to all other parties that he/she has been fully authorized to execute and deliver this Agreement on behalf of: (a) the corporation pursuant to a duly adopted resolution of its Board of Directors, or by virtue of its bylaws; or (b) the limited liability company pursuant to a duly adopted resolution of its members or by virtue of its operation agreement.

        7. ATTORNEYS FEES. If any legal action or other proceeding (including arbitration pursuant to this Agreement) is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the prevailing party will be entitled to recover reasonable attorneys fees, court costs and all reasonable expenses, even if not taxable or assessable as court costs (including, without limitation, all such fees, costs and expenses incident to appeal) incurred in that action or proceeding in addition to any other relief to which such party may be entitled.

        8. WAIVERS AND CONSENTS.

           (1) Each and every waiver of any provision of this Agreement must be in writing and signed by each party whose interests are adversely affected by such waiver.

           (2) Unless otherwise expressly provided in a waiver, no such waiver granted in any one instance will be construed as a continuing waiver applicable in any other instance.

           (3) No waiver by any party to this Agreement to or of any breach or default by any other party to this Agreement in the performance by such other party of its obligations hereunder will be deemed or construed to be a waiver of any breach or default of any other party of the same or any subsequent obligations hereunder.

           (4) Subject to applicable statutes of limitation, the failure on the part of any party to this Agreement to complain of any act or failure to act of any other party to this Agreement or to declare such other party in default, irrespective of how long such failure continues, shall not constitute a waiver by the non-defaulting party of its rights hereunder.



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           (5) Each and every consent by any party to this  Agreement must be in writing signed by the party to be bound thereby. No consent will be deemed or construed to be a consent to any action except as described in such writing.

        9. SECTION HEADINGS. The Section headings contained in this Agreement are for reference purposes only and will not affect the interpretation of this Agreement.

        10. GOVERNING LAW. This Agreement will be governed in all respects, including validity, interpretation and effect by, and will be enforceable in accordance with, the internal laws of the State of Oregon without regard to conflicts of laws principles.

        11. SEVERABILITY. If any provision of this Agreement is held to be unlawful, invalid or unenforceable under present or future laws effective during the term hereof, such provision will be fully severable, and this Agreement will be construed and enforced without giving effect to such unlawful, invalid or unenforceable provision. Furthermore, if any provision of this Agreement is capable of two (2) constructions, one of which would render the provision void, and the other which would render the provision valid, then the provision will have the meaning which renders it valid.

        12. COUNTERPART EXECUTION. This Agreement may be executed in multiple counterparts, each one of which will be deemed an original, but all of which will be considered together as one and the same instrument. Further, in making proof of this Agreement, it will not be necessary to produce or account for more than one (1) such counterpart. Provided all parties have signed at least one counterpart, the execution by a party of a signature page hereto will constitute due execution and will create a valid, binding obligation of the party so signing, and it will not be necessary or required that the signatures of all parties appear on a single signature page hereto.

        13. AMENDMENTS. Each and every modification and amendment of this Agreement must be in writing and except as otherwise provided herein, signed by all the parties hereto.

        14. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties regarding the subject matter hereof. Any prior agreements, discussions or representations not expressly contained in this Agreement will be deemed to be replaced by the provisions hereof, and no party has relied on any such prior agreements, discussions or representations as an inducement to the execution hereof.

        15. RULES OF CONSTRUCTION. (a) All terms in this Agreement in the singular and plural will have comparable meanings when used in the plural and vice-versa unless otherwise specified; (b) the words hereof, herein, hereunder and words of similar import when used in this Agreement, will refer to this Agreement as a whole and not any particular provision of this Agreement and all references to articles, section and subdivisions thereof are to this Agreement unless otherwise specified; (c) the words include, includes and including will be deemed to be followed by the phrase without limitation; (d) all pronouns and any variations thereof will be deemed to refer to masculine, feminine or neuter,


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singular or plural,  as the identity of the individual,  individuals,  entity or entities may require; (e) all references to documents, contracts, agreements or instruments will include any and all supplements and amendments thereto; and (f) all accounting terms not specifically defined herein will be construed in accordance with generally accepted accounting principles or generally accepted auditing standards then applied in the United States.

        16. FORUM SELECTION. EXCEPT OT THE EXTENT THE COURTS IN NEVADA DO NOT HAVE SUBJECT MATTER JURISDICTION, FINDER AND TSET DO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE SOLE AND EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OREGON AND DO FURTHER IRREVOCABLY AND UNCONDITIONALLY STIPULATE AND AGREE THAT THE FEDERAL COURTS IN THE STATE OF OREGON OR THE STATE COURTS OF OREGON WILL HAVE JURISDICTION TO HEAR AND FINALLY DETERMINE ANY DISPUTE, CLAIM, CONTROVERSY OR ACTION ARISING OUT OF OR CONNECTED (DIRECTLY OR INDIRECTLY) WITH THIS AGREEMENT THAT IS NOT SUBJECT TO ARBITRATION, OR TO ENTER A JUDGMENT CONSISTENT WITH ANY ARBITRATION AWARD. FINDER AND TSET FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL OBJECTIONS OR DEFENSES TO SAID JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT SERVICE UPON ANY PARTY HERETO SHALL BE MADE BY DELIVERY VIA PRIORITY OVERNIGHT DELIVERY (E.G., FEDEX) AND BY FACSIMILE OF A COPY OF SUCH PROCESS TO THE ADDRESS OF SUCH PARTY FOR NOTICES TO SUCH PARTY AS SET FORTH IN THIS AGREEMENT LETTER (OR SUCH DIFFERENT ADDRESS AT SUCH PARTY WILL HEREAFTER SPECIFY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT). THE FOREGOING CONSENT, IN ADVANCE, TO THE JURISDICTION OF THE AFOREMENTIONED COURTS AND THE AFOREMENTIONED METHOD OF SERVICE ARE MATERIAL INDUCEMENTS FOR THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

        17. PERSONAL NATURE OF UNDERTAKING. Finder acknowledges that the engagement of Finder's services hereunder by TSET is personal to Finder, and such services shall not be delegated or assigned to any other Person or Finder without TSET's express prior written consent, which may be withheld in TSET's sole and absolute discretion. [COUNTERPART SIGNATURE PAGE() FOLLOW]










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                       COUNTERPART SIGNATURE PAGE TO FINDERS AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Finders Agreement effective as of the date signed by the parties, as shown below:

                              TSET:

                                      By:     /S/ JEFFREY D. WILSON
                                         --------------------------
                                              Jeffrey D. Wilson, Chairman and
                                              Chief Executive Officer
                                      Date:   /S/ 7/17/01


                             FINDER:

                                      By:     /S/ JOHN S. BOWLES
                                         -----------------------
                                      Name:   /s/ John S. Bowles
                                      Date:   /S/ 6/27/2001














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ATTACHMENT A                                   AUTHORIZED FINDER INVESTORS

NewEnterprise Associates
Edison Venture Capital
Tucker Cleary
PMG Capital
Red Leaf
Venture House

Allied Capital Corporation
ECentury Capital
Chartwell Partner
The Grosvenor Fund
Toucan Capital Corp.
Wilson Bennett LLC



















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